EXHIBIT 10.1

EIGHTH AMENDMENT TO

AMENDED AND RESTATED $650,000,000 WAREHOUSING CREDIT

AND SECURITY AGREEMENT

among

WALKER & DUNLOP, LLC

as Borrower,

WALKER & DUNLOP, INC.

as Parent,

and

THE LENDERS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

and

PNC CAPITAL MARKETS LLC,

as Lead Arranger and Sole Bookrunner

Effective as of June 16, 2016

EIGHTH AMENDMENT TO AMENDED AND RESTATED
WAREHOUSING CREDIT AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Eighth Amendment”) is made effective as of the 16th day of June, 2016, by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”), WALKER & DUNLOP, INC., a Maryland corporation (“Parent”), the lenders party to the Credit Facility Agreement defined below (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders under the Credit Facility Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Lenders and Borrower are parties to that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among Borrower, Parent, the Lenders and the Administrative Agent (the “Original Credit Facility Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of August 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2015 (the “Fourth Amendment”), and that certain Fifth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of October 26, 2015 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of December 24, 2015 (the “Sixth Amendment”), and that certain Seventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of February 12, 2016 (the “Seventh Amendment” and the Original Credit Facility Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment, is herein referred to as the “Credit Facility Agreement”), whereby upon the satisfaction of certain terms and conditions set forth therein, the Lenders agreed to make Warehousing Advances from time to time, up to the Warehousing Credit Limit (each such term as defined in the Credit Facility Agreement).

WHEREAS, Borrower has requested, and the Administrative Agent and the Lenders have agreed, pursuant to the terms hereof, to modify certain terms of the Credit Facility Agreement as set forth in this Eighth Amendment.

NOW, THEREFORE, for and in consideration of the premises, the mutual entry of this Eighth Amendment by the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Recitals.  The Recitals are hereby incorporated into this Eighth Amendment as a substantive part hereof.

Section 2.                                          Definitions.  Terms used herein and not otherwise defined shall have the meanings set forth in the Credit Facility Agreement.

Section 3.                                          Amendments to Credit Facility Agreement.  The Credit Facility Agreement is hereby amended as follows:

(a)                                 Section 1.2 of the Credit Facility Agreement is hereby deleted and replaced with the following:

“The Warehousing Commitment expires on the earlier of (“Warehousing Maturity Date”):  (a) June 21, 2017 (the “Stated Maturity Date”), on which date the Warehousing Commitment will expire of its own term and the Warehousing Advances together with all accrued and unpaid interest and costs and expenses will become due and payable without the necessity of Notice or action by Lenders; and (b) the date the Warehousing Commitment is terminated and the Warehousing Advances become due and payable under Section 10.2(a) or 10.2(b).”

(b)                                 The Warehousing Note defined in Section 1.3 of the Credit Facility Agreement and payable to PNC is hereby replaced with the Amended and Restated Warehousing Notes attached to this Eighth Amendment as Exhibits A-1 and A-2 respectively.

(c)                                  Section 12.3 of the Credit Facility Agreement is hereby amended and restated as follows:

“Section 12.3                     Notices.

All communications required or permitted to be given or made under this Agreement (“Notices”) must be in writing and must be sent by one or more of the following methods, with confirmed receipt of delivery: (i) manual delivery; (ii) overnight courier; (iii) United States mail (postage prepaid), or (iv) subject to the limitation below, e-mail transmission in accordance with electronic delivery protocols provided by Administrative Agent to Borrower, addressed as follows (or at such other address as may be designated by Borrower or Lender in a Notice to the other):

If to Borrower or Parent:	Walker & Dunlop, LLC 7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814 Attention: Stephen Theobald E-mail: stheobald@walkerdunlop.com

In each case with a copy to:	Walker & Dunlop, LLC 7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814 Attention: Richard M. Lucas Email: rlucas@walkerdunlop.com

In each case with a copy to:	Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, Pennsylvania 19103 Attention: Michael J. Pedrick Email: michael.pedrick@morganlewis.com

If to the Administrative Agent:	PNC Real Estate Finance Attention: Terri Wyda Senior Vice President 300 Fifth Avenue PT-PTWR-15-1 Pittsburgh, PA 15222-2707 E-mail: terri.wyda@pnc.com Facsimile: 412-762-6500

In each case with a copy to:	PNC Bank, National Association Attention: Sharon Wilson 500 West Jefferson Mailstop K1-KHDQ-04-6 Louisville, KY 40202 E-mail: REBWH@pnc.com Facsimile: 502-581-2743

and

PNC Bank, National Association
Attention: Erin Larabee
500 First Avenue, 4th Floor
Mail Stop P7-PFSC-04-V
Pittsburgh, PA 15219
E-mail: REBWH@pnc.com
Facsimile: 412-705-2124

In each case with a copy to:	Ballard Spahr LLP
300 East Lombard Street, 18th Floor
Baltimore, Maryland 21202
Attention: Thomas A. Hauser, Esquire
Email: hauser@ballardspahr.com

Subject to the provisions of this Section 12.3, all periods of Notice will be measured from the date of delivery if delivered manually or electronically, from the first Business Day after the date of sending if sent by overnight courier or from 4 days after the date of mailing if sent by United States mail except that Notices to the Administrative Agent under Article 2, and Section 3.3(e) will be deemed to have been given only when actually received by the Administrative Agent.  The Borrower authorizes the Administrative Agent to accept the Borrower’s Warehousing Advance Requests, shipping requests, wire transfer instructions, security delivery instructions and other routine communications concerning the Warehousing Commitment and the Collateral transmitted to the Administrative Agent by electronic transmission (including facsimile or e-mail) and those documents, when transmitted to the Administrative Agent by electronic transmission have the same force and effect as the originals; provided, however, any notice pursuant to this Agreement or in connection with any of the transactions contemplated by this Agreement, which is intended to inform the Administrative Agent of or allege any claim, cause of action, failure of performance or breach or default by or on behalf of any party to this Agreement, is not permitted to be made by electronic transmission.  Any permitted electronic transmission to the Administrative Agent shall be delivered only during the normal business operating hours of the Administrative Agent, and if any notice or other communication is not sent or posted during normal business hours of the recipient, said posting date shall be deemed to have commenced as of 11:00 a.m. eastern time on the next business day for the recipient.  The Administrative Agent shall not incur any liability to the Borrower for acting upon any electronic transmission or telephonic notice referred to in this Agreement which the Lender believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Notwithstanding anything contained herein, the Borrower shall deliver paper copies of Notices or other documents to the Administrative Agent upon request for such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent.”

(d)                                 Section 12.13 of the Credit Facility Agreement is hereby amended and restated as follows:

“12.13  Counterparts, PDF Copies

This Agreement, and any exhibits or other documents to be delivered from time to time in connection herewith, may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement and any other document to be delivered from time to time in connection herewith (but specifically excluding any Warehousing Note or Guaranty, which must be executed and physically delivered to Lender), by email (including by PDF) shall be effective as delivery of a manually executed counterpart of this Agreement and any other document to be delivered in connection herewith (other than the Warehousing Note or Guaranty). A party may reserve the right to require the subsequent delivery of fully executed original documents within a specified time frame after electronic receipt, but such reservation shall have no effect on the authenticity, delivery, or enforceability of any document previously transmitted or exchanged by electronic means.”

(e)                                  The following defined term set forth in Section 13.1 of the Credit Facility Agreement is hereby deleted in its entirety and replaced with the following:

‘“Warehousing Credit Limit” means Six Hundred Fifty Million Dollars ($650,000,000); provided, however, that from and after the date of the Eighth Amendment, it shall be temporarily increased to One Billion One Hundred Fifty Million Dollars

($1,150,000,000) and such increase shall remain in effect until for a period of forty-five (45) days from the date of the first Warehousing Advance made utilizing said temporary increase.’

(f)                                   Exhibit D to the Credit Facility Agreement is hereby deleted and replaced with Exhibit D attached to the Eighth Amendment.

(g)                                  Exhibit N-1 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit N-1 attached hereto and incorporated herein by reference.

(h)                                 Exhibit N-2 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit N-2 attached hereto and incorporated herein by reference.

(i)                                     Exhibit N-3 to the Credit Facility Agreement is hereby deleted and replaced with Exhibit N-3 attached hereto and incorporated herein by reference.

(j)                                    From and after the date of this Eighth Amendment, Schedule I to the Credit Facility Agreement shall be deleted in its entirety and replaced with the new Schedule I attached hereto and incorporated herein by reference.

Section 4.                                          Ratification, No Novation, Effect of Modifications.  Except as may be amended or modified hereby, the terms of the Credit Facility Agreement are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect.  Nothing in this Eighth Amendment shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of Borrower or any other party under the provisions of the Credit Facility Agreement or any of the other Loan Documents, unless specifically herein provided.

Section 5.                                          Amendments.  This Eighth Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

Section 6.                                          Waiver.  The Lenders shall not be deemed to have waived the exercise of any right which they hold under the Credit Facility Agreement unless such waiver is made expressly and in writing (and no delay or omission by any Lender in exercising any such right shall be deemed a waiver of its future exercise).  No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.  Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by any Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by any Lender of any of its rights and remedies under any of the provisions of the Credit Facility Agreement, and this Eighth Amendment is made and accepted without prejudice to any of such rights and remedies.

Section 7.                                          Governing Law.  This Eighth Amendment shall be given effect and construed by application of the law of the Commonwealth of Pennsylvania.

Section 8.                                          Headings.  The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Section 9.                                          Severability.  No determination by any court, governmental body or otherwise that any provision of this Eighth Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination.  Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

Section 10.                                   Binding Effect.  This Eighth Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Borrower, the Parent, the Lenders, and their respective permitted successors and assigns.

Section 11.                                   Counterparts.  This Eighth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Eighth Amendment under their respective seals as of the day and year first written above.

WALKER & DUNLOP, LLC, as Borrower

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

WALKER & DUNLOP, INC., as Parent

By:	/s/ Stephen P. Theobald
Name:	Stephen P. Theobald
Title:	Executive Vice President, Chief Financial Officer & Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:	/s/ Donald Thomas
Name:	Donald Thomas
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Nelson
Name:	John Nelson
Title:	Managing Director

Signature Page  -  Eighth Amendment to Amended and Restated Warehousing Credit and Security Agreement

EXHIBIT A-1

PNC FIFTH AMENDED AND RESTATED WAREHOUSING NOTE

$796,260,000.00	June , 2016

WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”) previously delivered to PNC Bank, National Association (together with its successors and assigns, “Lender”), that certain Fourth Amended and Restated Warehousing Note, dated December 24, 2015, in the principal amount of One Billion Three Hundred Million Dollars ($1,300,000,000.00) (the “Original Note”).  The Original Note evidences a line of credit and is the Warehousing Note referred to in that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among, Borrower, Lender (as administrative agent and as lender) and Wells Fargo Bank, National Association (as lender) (the “Original Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of August 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2015 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of October 26, 2015 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of December 24, 2015 (the “Sixth Amendment”), and that certain Seventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of February 12, 2016 (the “Seventh Amendment”) .  Contemporaneously herewith, Borrower, Lender (as administrative agent and as lender), and certain other parties have entered into that certain Eighth Amendment to Amended and Restated Warehousing Credit and Security Agreement (the “Eighth Amendment”, and the Original Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eighth Amendment, as the same may be further amended, restated, renewed or replaced, is herein referred to as the “Agreement”), whereby Lender has agreed, inter alia, to temporarily increase its Warehousing Commitment Amount, as set forth in Schedule I to the Credit Facility Agreement, to Seven Hundred Ninety Six Million Two Hundred Sixty Thousand Dollars ($796,260,000.00). Accordingly, Borrower and Lender desire to amend and restate the Original Note in its entirety as follows:

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, in accordance with the provisions of the Agreement, at the offices of PNC Bank, National Association, in its capacity as administrative agent (“Administrative Agent”) located at 300 Fifth Avenue, PT-PTWR-15-1, Pittsburgh, Pennsylvania 15222, or at such other place as Administrative Agent may designate from time to time (i) the principal sum of Seven Hundred Ninety Six Million Two Hundred Sixty Thousand Dollars ($796,260,000.00) or so much thereof as may be outstanding under the Agreement relating to Lender’s Warehousing Commitment Amount, (ii) interest on that amount from the date of each Warehousing Advance from Lender until repaid in full, and (iii) all other fees, charges and other Obligations due to Lender under the

Exhibit A-1-1

Agreement, at the rates, at the times, and in the manner set forth in the Agreement.  All payments under this Note and the Agreement must be made in lawful money of the United States and in immediately available funds.

This Fifth Amended and Restated Warehousing Note (this “Note”) replaces the Original Note in its entirety, and evidences a line of credit and is one of the Warehousing Notes referred to in the Agreement.  Reference is made to the Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of (a) the covenants and agreements made by Borrower, (b) the rights and remedies granted to Administrative Agent and Lender, and (c) the other matters governed by the Agreement.  Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.

In addition to principal, interest, fees and other charges payable by Borrower under this Note and the Agreement, Borrower must pay in accordance with the terms of Section 12.4(a) of the Agreement, all out-of-pocket costs and expenses of Administrative Agent and each Lender, including reasonable fees, expenses and disbursements of counsel, in connection with the enforcement and collection of this Note.

Borrower waives demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.

This Note is governed by the laws of the Commonwealth of Pennsylvania, without reference to its principles of conflicts of laws, as an instrument under seal.

[Signature Page Follows]

Exhibit A-1-2

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

WALKER & DUNLOP, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A-1-3

EXHIBIT A-2

WELLS FARGO SECOND AMENDED AND RESTATED WAREHOUSING NOTE

$353,740,000.00	June , 2016

WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”) previously delivered to Wells Fargo Bank, National Association (together with its successors and assigns, “Lender”), that certain Amended and Restated Warehousing Note, dated December 24, 2015, in the principal amount of Six Hundred Million Dollars ($600,000,000.00) (the “Original Note”).  The Original Note evidences a line of credit and is the Warehousing Note referred to in that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among, Borrower, PNC Bank, National Association (as administrative agent and as lender) and Lender (the “Original Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of August 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2015 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of October 26, 2015 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of December 24, 2015 (the “Sixth Amendment”), and that certain Seventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of February 12, 2016 (the “Seventh Amendment”) .  Contemporaneously herewith, Borrower, Lender, and certain other parties have entered into that certain Eighth Amendment to Amended and Restated Warehousing Credit and Security Agreement (the “Eighth Amendment”, and the Original Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eighth Amendment, as the same may be further amended, restated, renewed or replaced, is herein referred to as the “Agreement”), whereby Lender has agreed, inter alia, to temporarily increase its Warehousing Commitment Amount, as set forth in Schedule I to the Credit Facility Agreement, to Three Hundred Fifty Three Million Seven Hundred Forty Thousand Dollars ($353,740,000.00). Accordingly, Borrower and Lender desire to amend and restate the Original Note in its entirety as follows:

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, in accordance with the provisions of the Agreement, at the offices of PNC Bank, National Association, in its capacity as administrative agent (“Administrative Agent”) located at 300 Fifth Avenue, PT-PTWR-15-1, Pittsburgh, Pennsylvania 15222, or at such other place as Administrative Agent may designate from time to time (i) the principal sum of Three Hundred Fifty Three Million Seven Hundred Forty Thousand Dollars ($353,740,000.00) or so much thereof as may be outstanding under the Agreement relating to Lender’s Warehousing Commitment Amount, (ii) interest on that amount from the date of each Warehousing Advance from Lender until repaid in full, and (iii) all other fees, charges and other Obligations due to Lender under the Agreement, at the rates, at the times, and in the manner set forth in the

Exhibit A-2-1

Agreement.  All payments under this Note and the Agreement must be made in lawful money of the United States and in immediately available funds.

This Second Amended and Restated Warehousing Note (this “Note”) replaces the Original Note in its entirety, and evidences a line of credit and is one of the Warehousing Notes referred to in the Agreement.  Reference is made to the Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of (a) the covenants and agreements made by Borrower, (b) the rights and remedies granted to Administrative Agent and Lender, and (c) the other matters governed by the Agreement.  Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.

In addition to principal, interest, fees and other charges payable by Borrower under this Note and the Agreement, Borrower must pay in accordance with the terms of Section 12.4(a) of the Agreement, all out-of-pocket costs and expenses of Administrative Agent and each Lender, including reasonable fees, expenses and disbursements of counsel, in connection with the enforcement and collection of this Note.

Borrower waives demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.

This Note is governed by the laws of the Commonwealth of Pennsylvania, without reference to its principles of conflicts of laws, as an instrument under seal.

[Signature Page Follows]

Exhibit A-2-2

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

WALKER & DUNLOP, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A-2-3

Exhibit D

Eligible Loans and Terms of Warehousing Advances

Subject to compliance with the terms and limitations set forth below, and the terms, representations and warranties and the covenants in the Agreement (including applicable Exhibits), each of the following Mortgage Loans is an Eligible Loan for purposes of the Agreement:

Fannie Mae DUS Mortgage Loan

Definition:  A permanent Mortgage Loan on a Multifamily Property originated by Borrower under Fannie Mae’s Delegated Underwriting and Servicing Guide. This definition shall include any permanent Mortgage Loan on a Multifamily Property originated by the Borrower pursuant to a Fannie Mae credit facility provided by Fannie Mae, and in accordance with Fannie Mae’s Delegated Underwriting and Servicing Guide.

Provided however, that in connection with any aforementioned permanent Mortgage Loan on a Multifamily Property originated by the Borrower pursuant to a Fannie Mae credit facility, in lieu of delivering a bailee letter in the form attached to the Credit Facility Agreement as Exhibit N-3, Borrower shall cause Fannie Mae’s counsel to deliver to Administrative Agent a bailee letter based on Fannie Mae’s then current form bailee letter, as revised to include the following provision:

“Fannie Mae shall hold the Note and Additional Documents as bailee for the benefit of Administrative Agent until (i) Fannie Mae delivers the Mortgage Backed Security (as defined below) by wire transfer in accordance with the delivery instructions specified on Form 2014, a copy of which is attached as Exhibit A hereto, or (ii) Fannie Mae returns to Administrative Agent, as set forth below, the Note and any Additional Documents delivered by Administrative Agent.  Administrative Agent agrees that Administrative Agent’s security interest in the Note and Additional Documents shall terminate and be cancelled without further action upon delivery by Fannie Mae of the Purchase Price.  In the event that Fannie Mae does not issue the Mortgage Backed Security in exchange for the Note, Fannie Mae will execute and deliver to Administrative Agent one or more assignments, in recordable form, of the Security Instruments (as defined in the Master Agreement) securing the Note and will endorse the Note in blank but without recourse (assuming the Note has been endorsed to Fannie Mae), and sever any applicable loan documents in connection with the Master Agreement as necessary; and Administrative Agent agrees that Fannie Mae’s status as bailee for Administrative Agent shall terminate and be cancelled without further action upon delivery to Administrative Agent of the Note (endorsed as aforesaid) and Additional Documents, as described in (ii) above, together with such executed assignment of the Security Instruments.

Subordinate Mortgage Loan:  Only Second Mortgage Loans and Third Mortgage Loans permitted.

Committed/Uncommitted:  Purchase Commitment required.

Exhibit D-1

Advance Rate: 100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Permanent Mortgage Loan

Definition:  A permanent FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans:  Only second mortgage loans permitted.

Committed/Uncommitted:  Purchase Commitment required.

Advance Rate:  100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Construction Mortgage Loan

Definition.  An FHA fully-insured Mortgage Loan for the construction or substantial rehabilitation of a Multi-Family Property.  No Warehousing Advance will be made against an FHA Construction Mortgage Loan unless (i) the Administrative Agent has or at one time had or will obtain (as provided in Exhibit B-2 — FHA/GNMA) possession of the related Mortgage Note, or (ii) the related Mortgage Note is in the possession of a Person other than Borrower or an Affiliate of Borrower.

Subordinate Mortgage Loans:  Not permitted.

Committed/Uncommitted:  Purchase Commitment required.

Advance Rate:  100% of the lesser of (i) Mortgage Note Amount or (ii) the Committed Purchase Price.

FHA Modified Mortgage Loan

Definition:  A modified FHA fully-insured Mortgage Loan secured by a mortgage on a Multi-Family Property.

Subordinate Mortgage Loans:  Only second mortgage loans permitted.

Committed/Uncommitted:  Purchase Commitment required.

Advance Rate:  100% of the lesser of (i) the then outstanding Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Program Plus Loan

Definition:  Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac Program Plus Seller/Servicer program. This definition shall include any permanent Multi-Family Loan on a Multifamily Property originated by the Borrower pursuant to a Freddie Mac credit facility

Exhibit D-2

provided by Freddie Mac, and in accordance with the Freddie Mac Program Plus Seller/Servicer program.

Provided however, that in connection with any aforementioned permanent Multi-Family Loan on a Multifamily Property originated by the Borrower pursuant to a Freddie Mac credit facility, in lieu of delivering a bailee letter in the form attached to the Credit Facility Agreement as Exhibit N-3, Borrower shall cause Freddie Mac’s counsel to deliver to Administrative Agent a bailee letter based on Freddie Mac’s then form bailee letter, as revised to include the following provision:

“Freddie Mac shall hold the Note and Additional Documents as bailee for the benefit of Administrative Agent until (i) Freddie Mac purchases the subject Multi-Family Loan, or (ii) Freddie Mac returns to Administrative Agent, as set forth below, the Note and any Additional Documents delivered by Administrative Agent.  Administrative Agent agrees that Administrative Agent’s security interest in the Note and Additional Documents shall terminate and be cancelled without further action upon delivery by Freddie Mac of the Purchase Price.  In the event that Freddie Mac does not purchase the Multi-Family Loan, Freddie Mac will execute and deliver to Administrative Agent one or more assignments, in recordable form, of the Security Instruments (as defined in the Master Agreement) securing the Note and will endorse the Note in blank but without recourse (assuming the Note has been endorsed to Freddie Mac), and sever any applicable loan documents in connection with the Master Agreement as necessary; and Administrative Agent agrees that Freddie Mac’s status as bailee for Administrative Agent shall terminate and be cancelled without further action upon delivery to Administrative Agent of the Note (endorsed as aforesaid) and Additional Documents, as described in (ii) above, together with such executed assignment of the Security Instruments.

Subordinate Mortgage Loans:  Only Second Mortgage Loans or Third Mortgage Loans permitted.

Committed/Uncommitted:  Purchase Commitment required.

Advance Rate:  100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Freddie Mac Direct Purchase Mortgage Loan

Definition:  Multi-Family Loans sold to Freddie Mac pursuant to the Freddie Mac TELP.

Subordinate Mortgage Loans:  Only Second Mortgage Loans or Third Mortgage Loans permitted if permitted under the Freddie Mac TELP.

Committed/Uncommitted:  Purchase Commitment required.

Advance Rate:  100% of the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

Exhibit D-3

Exhibit N-1

Form of Escrow and Bailee Letter

Date

Attn:

Closing Agent

XXXXXXXXXXXX

XXXXXXXXXXXX

Phone #: (xxx) xxxxxxx

Fax #: (xxx) xxxxxxx

RE:         Mortgage Loan:

Dear          :

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Administrative Agent”), that the Borrower has appointed [name of Closing Agent firm], and [name of Closing Agent firm] has agreed, by and through its undersigned employee, to serve as the closing agent (the “Closing Agent”) and counsel relative to the origination and closing of the mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”).  Pursuant to an Amended and Restated Warehousing Credit and Security Agreement by and among Borrower, Lenders and Administrative Agent (as same may be amended from time to time, the “Credit Agreement”), Lenders have agreed to provide certain funding for the Mortgage Loan to you as the Closing Agent.  Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), you will confirm to the Administrative Agent on the date of the Closing that you are in possession of the original mortgage note evidencing the Mortgage Loan.  As agent and bailee for the Administrative Agent, you agree to hold the original mortgage note evidencing the Mortgage Loan as bailee for and on behalf of the Administrative Agent, and to deliver the original mortgage note evidencing the Mortgage Loan and the original Assignment of Mortgage Note and Mortgage in blank to Administrative Agent by recognized overnight delivery promptly after Closing, and in any event within two (2) Business Days.  Such delivery shall be made to the address set forth below, unless otherwise directed by the Administrative Agent.

PNC Bank, National Association

500 West Jefferson Street, Mailstop K1-KHDQ-04-6

Louisville, KY 40202

Attention:  Sharon Wilson

Upon receipt of your confirmation that you are in possession of the original mortgage note evidencing the Mortgage Loan, the Administrative Agent will remit to you, by wire transfer, immediately available funds in the approximate amount of $            (the “Funds”), which

Exhibit N-1-1

you are to hold in trust for the Administrative Agent until written or oral instructions to disburse the funds are obtained from the Borrower, at which time you may disburse the Funds in accordance with such instructions.  Once you have received instructions from the Administrative Agent to disburse the Funds to close the Mortgage Loan, please advise the Administrative Agent via e-mail at REBWH@pnc.com of the fact of such disbursement immediately upon making such disbursement.

Authorized representatives of the Administrative Agent are listed in the attached Schedule A to this letter.

If the Funds cannot be or are not disbursed for any reason on or before 4:30 p.m. Eastern Time on the date of Closing, you shall advise the Administrative Agent immediately by telephone that disbursement has not occurred and the Funds must be returned immediately to the Administrative Agent at the wiring instructions in the attached Schedule B to this letter.

In the event you are not able for any reason to comply with the terms and conditions set forth in this letter, you shall advise an authorized representative of the Administrative Agent immediately via e-mail at REBWH@pnc.com and comply with any instructions given to you by such authorized representative.

Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning this letter to me via e-mail at REBWH@pnc.com.  The Administrative Agent will not forward the Funds to you until it receives a properly completed and signed copy of this letter.

Sincerely,

PNC Bank, National Association

By:
[Name]
[Title]

Exhibit N-1-2

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein.  In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by the Administrative Agent.

CLOSING AGENT:

By:
Name:
Title:

Wire Transfer Instructions:	Bank:
City, State:
ABA #:
Account Name:
Account #:
Reference:
Attn:

Date:

Exhibit N-1-3

SCHEDULE A

AUTHORIZED REPRESENTATIVES

	Phone	E-Mail
Sharon Wilson	(502) 581-3345	REBWH@pnc.com
Sherry Boston	(502) 581-2959	REBWH@pnc.com
Terri Wyda	(412) 768-8782	REBWH@pnc.com

NOTE DELIVERY

Deliver Note to:

1)            via e-mail at REBWH@pnc.com

Original Note and Endorsement should be delivered by closing counsel to:

1)

PNC Bank, NA

500 West Jefferson Street, Mailstop K1-KHDQ-04-6

Louisville, KY  40202

Attention: Sharon Wilson

Exhibit N-1-4

SCHEDULE B

PNC NATIONAL ASSOCIATION

WIRE INSTRUCTIONS

Bank Name:	PNC Bank, National Association

City, State:	Pittsburgh, PA

ABA #:	043-000-096

Account Name:	Commercial Loan Operations

Account Number:

Attention:	Jessica Drummond

Phone Advice:	Phone: (412) 762-5622

RE:	Walker & Dunlop, LLC

Exhibit N-1-5

Exhibit N-2

Form of Escrow Letter

Date

Attn:

Closing Agent

XXXXXXXXXXXX

XXXXXXXXXXXX

Phone #: (xxx) xxxxxxx

Fax #: (xxx) xxxxxxx

RE:         Mortgage Loan:

Dear          :

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Administrative Agent”), that the Borrower has appointed [name of Closing Agent firm], and [name of Closing Agent firm] has agreed, by and through its undersigned employee [if an agent of Title Company add: (which employee is authorized pursuant to the attached insured closing production letter)], to serve as the closing agent (the “Closing Agent”) relative to the mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”).  Pursuant to an Amended and Restated Warehousing Credit and Security Agreement by and among Borrower, Lenders and Administrative Agent (as same may be amended from time to time, the “Credit Agreement”), Lenders have agreed to provide certain funding for the Mortgage Loan.  Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), the Administrative Agent will remit to you, by wire transfer, immediately available funds in the approximate amount of $            (the “Funds”), which you are to hold in trust for the Administrative Agent until written or oral instructions to disburse the funds are obtained from the Borrower, at which time you may disburse the Funds in accordance with such instructions.  Once you have received instructions from the Borrower to disburse the Funds to close the Mortgage Loan, please advise an authorized representative of the Administrative Agent via e-mail at REBWH@pnc.com of the fact of such disbursement immediately upon making such disbursement.

Authorized representatives of the Administrative Agent are listed in the attached Schedule A to this letter.

If the Funds cannot be or are not disbursed for any reason on or before 4:30 p.m. Eastern Time on the date of Closing, you shall advise the Administrative Agent immediately by telephone that disbursement has not occurred and the Funds must be returned immediately to the Administrative Agent at the wiring instructions in the attached Schedule B to this letter.

Exhibit N-2-1

In the event you are not able for any reason to comply with the terms and conditions set forth in this letter, you shall advise an authorized representative of the Lender immediately via e-mail at REBWH@pnc.com and comply with any instructions given to you by such authorized representative.

Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning this letter via e-mail at REBWH@pnc.com.  The Lender will not forward the Funds to you until it receives a properly completed and signed copy of this letter.

Sincerely,

PNC Bank, National Association

By:
[Name]
[Title]

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein.  In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by the Administrative Agent.

CLOSING AGENT:

By:
Name:
Title:

Wire Transfer Instructions:	Bank:
City, State:
ABA #:
Account Name:
Account #:
Reference:
Attn:
Date:

Exhibit N-2-2

SCHEDULE A

AUTHORIZED REPRESENTATIVES

	Phone	E-Mail
Sharon Wilson	(502) 581-3345	REBWH@pnc.com
Sherry Boston	(502) 581-2959	REBWH@pnc.com
Terri Wyda	(412) 768-8782	REBWH@pnc.com

NOTE DELIVERY

Deliver Note to:

1)            via e-mail at REBWH@pnc.com

Original Note and Endorsement should be delivered by closing counsel to:

1)

PNC Bank, NA

500 West Jefferson Street, Mailstop K1-KHDQ-04-6

Louisville, KY  40202

Attention: Sharon Wilson

Exhibit N-2-3

SCHEDULE B

PNC NATIONAL ASSOCIATION
WIRE INSTRUCTIONS

Bank Name:	PNC Bank, National Association

City, State:	Pittsburgh, PA

ABA #:	043-000-096

Account Name:	Commercial Loan Operations

Account Number:

Attention:	Jessica Drummond

Phone Advice:	Phone: (412) 762-5622

RE:	Walker & Dunlop, LLC

Exhibit N-2-4

Exhibit N-3

Form of Bailee Letter

Date

Attn:

XXXXXXXXXX

XXXXXXXXXXXX

XXXXXXXXXXXX

Phone #: (xxx) xxxxxxx

Fax #: (xxx) xxxxxxx

RE:         Mortgage Loan:

Dear          :

Walker & Dunlop, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200, Bethesda, Maryland 20818 (the “Borrower”) has advised PNC Bank, National Association (the “Administrative Agent”), that the Borrower has appointed [name of Closing Agent firm], and [name of Closing Agent firm] has agreed, by and through its undersigned employee, to serve as the closing agent (the “Closing Agent”) and counsel relative to the origination and closing of the  mortgage loan to be made by the Borrower for the above-referenced property (the “Mortgage Loan”).  Pursuant to an Amended and Restated Warehousing Credit and Security Agreement by and among Borrower, Lenders and Administrative Agent (as same may be amended from time to time, the “Credit Agreement”), Lenders have agreed to provide certain funding for the Mortgage Loan subject to the terms of this letter.  Terms used in this letter and not defined herein have the meanings set forth in the Credit Agreement.

To facilitate the closing of the Mortgage Loan (the “Closing”), you will confirm to the Administrative Agent on the date of the Closing that you are in possession of the original mortgage note evidencing the Mortgage Loan.  As agent and bailee for the Administrative Agent, you agree to hold the original mortgage note evidencing the Mortgage Loan as bailee for and on behalf of the Administrative Agent, and to deliver the original mortgage note evidencing the Mortgage Loan and the original Assignment of Mortgage Note and Mortgage in blank to Administrative Agent by recognized overnight delivery promptly after Closing, and in any event within two (2) Business Days.  Such delivery shall be made to the address set forth below, unless otherwise directed by the Lender.

PNC Bank, National Association

500 West Jefferson Street, Mailstop K1-KHDQ-04-6

Louisville, KY 40202

Attention:  Sharon Wilson

Exhibit N-3-1

Please acknowledge your receipt of this letter and your agreement to comply with the terms and conditions set forth herein by signing below and returning this letter via e-mail at REBWH@pnc.com.  The Administrative Agent will not forward the funds necessary to fund the Mortgage Loan until it receives a properly completed and signed copy of this letter.

Sincerely,

PNC Bank, National Association

By:
[Name]
[Title]

Exhibit N-3-2

The undersigned Closing Agent acknowledges the terms of this letter and agrees to comply with the terms and conditions set forth herein.  In addition, Closing Agent agrees that, notwithstanding any contrary understanding with the Borrower or the Borrower’s instructions to Closing Agent, these terms and conditions shall control and may not be altered except by written or oral authorization executed by the Administrative Agent.

CLOSING AGENT:

By:
Name:
Title:
Date:

Exhibit N-3-3

Schedule I

List of Lenders and Lenders’ Warehousing Commitments

Lender	Warehousing Commitment
PNC Bank, National Association	$450,000,000.00
Wells Fargo Bank, National Association	$200,000,000.00

Notwithstanding the foregoing, from and after the date of the Eighth Amendment and remaining in effect for a period of forty-five (45) days from the date of the first Warehousing Advance made utilizing said temporary increase, the Warehousing Commitment Amount for each Lender (and the corresponding percentages of each Lender to such Warehousing Commitment Amounts) shall be temporarily increased to the dollar amount designated opposite such Lender’s name below.

Temporary Increase of Warehousing Commitment

List of Lenders and Lenders’ Temporary Increased Warehousing Commitments

Lender	Temporary Increased Warehousing Commitment
PNC Bank, National Association	$796,260,000.00
Wells Fargo Bank, National Association	$353,740,000.00